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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 26, 2005

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      0-20028                  77-0214673
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

     On May 26, 2005, West Coast Venture Capital, Inc., or West Coast Venture Capital, purchased $2.0 million of the common stock of Valence Technology, Inc, or Valence. This represented the seventh funding on the $20.0 million equity commitment (which was subject to agreement on definitive terms and other conditions) previously made by Berg & Berg Enterprises, LLC, an affiliate of Carl Berg, a director and stockholder of Valence, and the President and controlling stockholder of West Coast Venture Capital. The proceeds will be used to fund corporate operating needs and working capital.

     Under the terms of the purchase, Valence issued to West Coast Venture Capital 645,577 shares of its restricted common stock in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. West Coast Venture Capital purchased these shares at the average closing bid price of the stock for the five days prior to the purchase date, or $3.098 per share.

     On June 30, 2004, Valence reported on Form 8-K that on June 28, 2004 West Coast Venture Capital purchased 877,193 shares of Valence's restricted common stock at a price of $3.42 per share. The correct number of shares purchased by West Coast Venture Capital on June 28, 2004 was 910,746 at a price of $3.294 per share.

     Under Rule 144 of the Securities Act, these shares are restricted from being traded by West Coast Venture Capital for a period of one year from the date of issuance, unless registered, and thereafter may be traded only in compliance with the volume restrictions imposed by this rule and other applicable restrictions.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VALENCE TECHNOLOGY, INC.




Date:  May 31, 2005                      /s/ Kevin W. Mischnick
                                         ---------------------------------------
                                         Name:   Kevin W. Mischnick
                                         Title:  Vice President of Finance and
                                                 Assistant Secretary